Exhibit 99.2



                    Certification Pursuant to 18 U.S.C. 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     In connection with the Annual Report on Form 10-K for the period ended May 31, 2002 (the "Report") of Immucor, Inc. (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I certify, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



August 29, 2002                                /s/ Steven C. Ramsey
                                               --------------------
                                               Steven C. Ramsey
                                               Chief Financial Officer